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                                                                    EXHIBIT 23.A





                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No.33-32504) and Post-Effective Amendment No. 1 to
Form S-8 Registration Statement (No. 33-1329) of Inland Steel Industries, Inc. of our report dated June 17, 1996 appearing on page 1 of Exhibit 99.A to the 1995 Annual Report on Form 10-K of Inland Steel Industries, Inc., filed with this Form 10-K/A.


                              PRICE WATERHOUSE LLP




Chicago, Illinois
June 24, 1996